Dreyfus Premier
Worldwide Growth
Fund, Inc.



SEMIANNUAL REPORT April 30, 2002



YOU, YOUR ADVISOR AND
DREYFUS
A MELLON FINANCIAL COMPANY



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            19   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                    Dreyfus Premier Worldwide Growth Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this semiannual report for Dreyfus Premier Worldwide Growth Fund, Inc., covering the six-month period from November 1, 2001 through April 30, 2002. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's primary portfolio manager, Fayez Sarofim of Fayez Sarofim & Co., the fund's sub-investment adviser.

As of the reporting period's close, we have seen signs of a domestic economic recovery, which may signal an end to the U.S. economic recession and a possible resumption of economic growth in markets worldwide. As the U.S. economy has gained strength, however, heightened volatility has continued to cause wide price fluctuations for U.S. and international stocks.

Indeed, as many professionals can attest, the global stock markets' directions become clearer only when viewed from a perspective measured in years rather than weeks or months. Although you may become excited about international growth opportunities or worried about the challenges presented under current market conditions, we encourage you to consider your long-term goals first. And, as always, we urge you to solicit the advice of a professional financial advisor who can help you navigate the right course to financial security for yourself and your family. For our part, and as we have for more than 50 years, we at The Dreyfus Corporation are ready to serve you with a full range of investment alternatives and experienced teams of portfolio managers.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer
The Dreyfus Corporation
May 15, 2002




DISCUSSION OF FUND PERFORMANCE

Fayez Sarofim, Portfolio Manager Fayez Sarofim & Co., Sub-Investment Adviser

How did Dreyfus Premier Worldwide Growth Fund, Inc. perform relative to its benchmark?

For the six-month period ended April 30, 2002, the fund's Class A shares produced a 3.85% total return, Class B shares returned 3.48%, Class C shares returned 3.51%, Class R shares returned 4.05% and Class T shares provided a 3.77% total return.(1) For the same period, the total return of the fund's benchmark, the Morgan Stanley Capital International World Index ("MSCI World Index"), was 3.29%.(2)

The global stock markets' gains were relatively modest during the reporting period, despite periodic rallies and early signs of a potential economic recovery in the United States. Under these challenging conditions, we are pleased that the fund provided higher returns than its benchmark, which we attribute to our consistent focus on high quality companies.

What is the fund's investment approach?

The fund invests primarily in large, well-established, multinational growth companies that we believe are well positioned to weather difficult economic climates and thrive during favorable times. We focus on purchasing growth stocks at a price we consider to be justified by a company's fundamentals. The result is a portfolio of stocks of prominent companies selected for their sustained patterns of profitability, strong balance sheets, expanding global presence and above-average growth potential.

The fund also pursues a buy-and-hold investment strategy, which is based on remaining fully invested and targeting long-term growth rather than short-term profit. In following this strategy, we typically buy and sell relatively few stocks during the course of the year, which may help to minimize investors' tax liabilities and reduce the fund's trading costs. During the reporting period, the fund's portfolio turnover rate was 0.63%.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

What other factors influenced the fund's performance?

The fund's performance reflected strengths and weaknesses in the global economy. In the United States and Europe, consumers continued to be the primary pillar of economic support by spending freely on both staples and discretionary goods. In contrast, corporations cut back on capital expenditures in an attempt to shore up anemic earnings. While previously bloated inventories have returned closer to normal levels, weak customer demand limited the strength of any economic recovery.

Early signs of an economic rebound were more apparent in the United States than in Europe, and they have remained largely absent in Japan. In the U.S., however, optimism regarding potentially better economic times was overshadowed by investor concerns over the suspect accounting practices of some major corporations. As a result, investor sentiment has generally remained negative, especially with regard to companies with complex finances, heavy debt loads or questionable earnings quality.

In this environment, the fund benefited from its focus on high quality consumer stocks and its relatively light exposure to debt-laden companies in the corporate sector. More specifically, consumer staples stocks were the greatest contributors to the fund' s performance. Holdings such as Philip Morris Cos., Diageo, Christian Dior and Procter & Gamble performed well when investors flocked to companies with consistent earnings growth and steady demand for products that dominate their markets. Philip Morris saw its stock price rise substantially during the reporting period as litigation concerns appeared to ease and business fundamentals improved. Luxury goods purveyor Christian Dior, which owns subsidiaries specializing in fashion apparel, liquors and perfumes, has seen earnings improve after selling money-losing businesses and intensifying its focus on prominent brands such as Louis Vuitton.

The fund also profited from its relatively light exposure to the information technology and telecommunications services sectors, which fell sharply because of excess capacity and persistently weak customer demand. The fund' s telecommunications holdings also boosted the fund's performance, and those holdings were generally limited to large, regional telephone companies in the U.S. We successfully avoided the hardest hit industries such as wireless providers.

During the reporting period we added to existing holdings of food giant Nestle, U.S. mortgage agency Fannie Mae and global insurer American International Group. On the other hand, we eliminated the fund's holdings of Hewlett-Packard because of concerns regarding its merger with Compaq Computer Corp.

What is the fund's current strategy?

We look for high-quality, multinational companies with strong growth potential, and we hold them for the long term. A key part of our security selection strategy is careful analysis of all facets of a company's finances, including the cash flow statements, balance sheets and income statements. This scrutiny benefited the fund during the recent accounting scandals, and we believe that it will continue to serve the fund well in the future.

May 15, 2002

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGES IN THE CASE OF CLASS A AND CLASS T SHARES OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF NET DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE MORGAN STANLEY CAPITAL INTERNATIONAL WORLD INDEX IS AN UNMANAGED INDEX OF GLOBAL STOCK MARKET PERFORMANCE, INCLUDING THE UNITED STATES, CANADA, EUROPE, AUSTRALIA, NEW ZEALAND AND THE FAR EAST.

                                                             The Fund



STATEMENT OF INVESTMENTS

April 30, 2002 (Unaudited)

COMMON STOCKS--94.0%                                                                           Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

BANKING--3.2%

Deutsche Bank                                                                                   250,000  (a)          16,462,500

Fifth Third Bancorp                                                                               8,575                  588,159

UBS                                                                                             550,060  (a)          26,537,982

                                                                                                                      43,588,641

BASIC MATERIALS--1.9%

L'Air Liquide, ADR                                                                              825,000               25,368,750

CAPITAL GOODS--3.5%

Emerson Electric                                                                                175,000                9,343,250

General Electric                                                                                812,172               25,624,027

Honeywell International                                                                         150,000                5,502,000

Norsk Hydro, ADR                                                                                150,000                7,309,500

                                                                                                                      47,778,777

CONSUMER DURABLES--4.1%

Christian Dior                                                                                  850,000               34,260,376

Koninklijke (Royal) Philips Electronics                                                          58,480                1,813,465

SONY, ADR                                                                                       344,000               18,644,800

                                                                                                                      54,718,641

ENERGY--11.8%

BP, ADR                                                                                         725,000               36,830,000

ChevronTexaco                                                                                   190,000               16,474,900

Exxon Mobil                                                                                   1,063,208               42,709,065

Royal Dutch Petroleum, ADR                                                                      550,000               28,743,000

TotalFinaElf, ADR                                                                               437,258               33,104,803

                                                                                                                     157,861,768

FINANCE--6.5%

American Express                                                                                455,950               18,698,510

Citigroup                                                                                       656,384               28,421,427

Eurazeo                                                                                         317,260               16,916,760

Fannie Mae                                                                                       82,825                6,537,377

J.P. Morgan Chase & Co.                                                                         315,000               11,056,500

Merrill Lynch & Co.                                                                             150,000                6,291,000

                                                                                                                      87,921,574

FOOD & DRUGS--1.9%

Walgreen                                                                                        670,000               25,305,900


COMMON STOCKS (CONTINUED)                                                                      Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

FOOD, BEVERAGE & TOBACCO--14.3%

Coca-Cola                                                                                       482,500               26,783,575

Diageo, ADR                                                                                     800,000               42,280,000

Groupe Danone, ADR                                                                              700,000               18,487,000

LVHM, ADR                                                                                     1,375,275               14,399,129

Nestle                                                                                            1,750                  414,041

Nestle, ADR                                                                                     500,000               29,375,000

PepsiCo                                                                                         254,575               13,212,443

Philip Morris Cos.                                                                              853,300               46,445,119

                                                                                                                     191,396,307

HEALTH CARE--13.5%

Abbott Laboratories                                                                             327,900               17,690,205

Eli Lilly                                                                                       225,000               14,861,250

Johnson & Johnson                                                                               561,825               35,878,145

Merck & Co.                                                                                     478,682               26,011,580

Novartis, ADR                                                                                    50,000                2,098,500

Pfizer                                                                                        1,462,754               53,171,108

Roche, ADR                                                                                      425,000  (a)          32,193,750

                                                                                                                     181,904,538

HOTELS & RESTAURANTS--.8%

McDonald's                                                                                      360,000               10,224,000

HOUSEHOLD & PERSONAL PRODUCTS--4.5%

Estee Lauder, Cl. A                                                                              50,000                1,807,500

L'Oreal, ADR                                                                                  2,500,000               39,140,625

Procter & Gamble                                                                                210,000               18,954,600

                                                                                                                      59,902,725

INSURANCE--6.9%

American International Group                                                                     29,500                2,039,040

Assicurazioni Generali                                                                          750,000               18,104,070

Axa                                                                                           1,001,444               21,242,114

Berkshire Hathaway, Cl. A                                                                           325  (a)          23,871,250

Berkshire Hathaway, Cl. B                                                                           153  (a)             372,249

Marsh & McLennan Cos.                                                                           220,000               22,237,600

Zurich Financial Services                                                                        20,000                4,657,771

                                                                                                                      92,524,094

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

COMMON STOCKS (CONTINUED)                                                                      Shares               Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

MEDIA--5.3%

AOL Time Warner                                                                                 416,215  (a)           7,916,409

McGraw-Hill Cos.                                                                                300,000               19,197,000

News, ADR                                                                                        12,000                  316,560

Pearson                                                                                       1,671,944               20,122,926

Viacom, Cl. B                                                                                   306,727  (a)          14,446,842

Vivendi Universal                                                                                90,000                2,868,820

Vivendi Universal, ADR                                                                          185,900                5,971,108

                                                                                                                      70,839,665

RETAIL--1.4%

Home Depot                                                                                        4,705                  218,171

Wal-Mart Stores                                                                                 337,022               18,826,049

                                                                                                                      19,044,220

TECHNOLOGY--10.3%

Cisco Systems                                                                                 1,093,546  (a)          16,020,449

EMC                                                                                             400,000  (a)           3,656,000

Intel                                                                                         2,173,841               62,193,591

International Business Machines                                                                 315,625               26,436,750

Microsoft                                                                                       561,100  (a)          29,323,086

Sun Microsystems                                                                                 20,890  (a)             170,880

                                                                                                                     137,800,756

TELECOMMUNICATION SERVICES--2.8%

BellSouth                                                                                       400,000               12,140,000

SBC Communications                                                                              350,000               10,871,000

Telecom Italia, ADR                                                                              50,000                4,015,000

Telecomunicacoes Brasileiras, ADR                                                                75,000                2,346,000

Telefonica, ADR                                                                                  65,676  (a)           2,122,017

Verizon Communications                                                                          150,000                6,016,500

                                                                                                                      37,510,517

TRANSPORTATION--.6%

United Parcel Service, Cl. B                                                                    131,400                7,889,256

UTILITIES--.7%

E.On                                                                                            180,000                9,314,139

TOTAL COMMON STOCKS

   (cost $1,161,470,140)                                                                                           1,260,894,268


PREFERRED STOCKS--1.2%                                                                         Shares               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

MEDIA;

News, ADR

   (cost $16,614,114)                                                                           750,000               16,620,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,178,084,254)                                                           95.2%            1,277,514,268

CASH AND RECEIVABLES (NET)                                                                         4.8%               64,630,316

NET ASSETS                                                                                       100.0%            1,342,144,584

(A) NON-INCOME PRODUCING.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2002 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--
   See Statement of Investments                      1,178,084,254 1,277,514,268

Cash                                                                  80,256,308

Receivable for shares of Common Stock subscribed                       5,990,313

Dividends receivable                                                   3,604,007

Prepaid expenses                                                          94,921

                                                                   1,367,459,817
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                         1,813,368

Bank Loan payable--Note 2                                            21,400,000

Payable for shares of Common Stock redeemed                           1,769,136

Accrued expenses                                                        332,729

                                                                     25,315,233
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,342,144,584
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,278,547,087

Accumulated investment (loss)                                       (3,158,592)

Accumulated net realized gain (loss) on investments
  and foreign currency transactions                                (32,691,258)

Accumulated net unrealized appreciation (depreciation)

  on investments and foreign currency transactions                   99,447,347
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,342,144,584



NET ASSET VALUE PER SHARE

                                        Class A              Class B              Class C              Class R              Class T
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                      484,485,464           689,336,654         156,693,502            7,714,798            3,914,166

Shares Outstanding                   16,176,796            24,143,138           5,532,362              256,776              131,731

NET ASSET VALUE
   PER SHARE ($)                          29.95                28.55                28.32                30.04                29.71

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended April 30, 2002 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INCOME:

Cash dividends (net of $163,616 foreign taxes withheld at source)    8,470,940

Interest                                                               272,387

TOTAL INCOME                                                         8,743,327

EXPENSES:

Investment advisory fee--Note 3(a)                                   5,018,252

Distribution fees--Note 3(b)                                         3,306,555

Shareholder servicing costs--Note 3(c)                               3,184,556

Prospectus and shareholders' reports                                   110,226

Custodian fees                                                         107,958

Registration fees                                                       49,961

Professional fees                                                       39,315

Directors' fees and expenses--Note 3(d)                                 19,465

Loan commitment fees--Note 2                                            14,259

Interest expense--Note 2                                                 1,326

Miscellaneous                                                           50,046

TOTAL EXPENSES                                                      11,901,919

INVESTMENT (LOSS)                                                  (3,158,592)
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments and foreign currency
transactions                                                      (10,179,162)

Net unrealized appreciation (depreciation) on investments
  and foreign currency transactions                                 63,058,748

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS              52,879,586

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                49,720,994

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment (loss)                             (3,158,592)          (3,428,512)

Net realized gain (loss) on investments      (10,179,162)         (19,498,429)

Net unrealized appreciation (depreciation)
   on investments                             63,058,748         (402,772,101)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                  49,720,994         (425,699,042)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                              2,666,168,482       2,152,891,562

Net assets received in connection
   with reorganization--Note 1                     --              38,761,458

Class B shares                                 24,767,843          94,985,519

Class C shares                                 11,269,907          63,892,576

Class R shares                                  2,073,015           1,997,158

Class T shares                                  3,663,669           1,529,408

Cost of shares redeemed:

Class A shares                            (2,603,947,411)      (2,162,098,609)

Class B shares                               (72,969,187)        (158,095,999)

Class C shares                               (20,536,985)         (72,097,503)

Class R shares                                (1,370,229)          (2,024,091)

Class T shares                                (2,760,212)            (402,152)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS             6,358,892          (40,660,673)

TOTAL INCREASE (DECREASE) IN NET ASSETS       56,079,886         (466,359,715)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,286,064,698        1,752,424,413

END OF PERIOD                               1,342,144,584        1,286,064,698


                                         Six Months Ended
                                           April 30, 2002           Year Ended
                                              (Unaudited)     October 31, 2001
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS:

CLASS A(A)

Shares sold                                    87,824,153          66,654,296

Shares issued in connection
   with reorganization--Note 1                      --              1,236,410

Shares redeemed                               (85,666,000)        (66,985,141)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   2,158,153             905,565
--------------------------------------------------------------------------------

CLASS B(A)

Shares sold                                       852,940           2,921,095

Shares redeemed                                (2,515,651)         (5,074,153)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (1,662,711)         (2,153,058)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       391,646           1,988,948

Shares redeemed                                 (715,078)          (2,312,979)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING   (323,432)            (324,031)
--------------------------------------------------------------------------------

CLASS R

Shares sold                                        67,928              60,285

Shares redeemed                                   (44,417)            (60,956)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      23,511                (671)
--------------------------------------------------------------------------------

CLASS T

Shares sold                                       121,855              45,934

Shares redeemed                                   (90,903)            (12,785)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING      30,952              33,149

(A) DURING THE PERIOD ENDED APRIL 30, 2002, 545,617 CLASS B SHARES REPRESENTING $15,927,166 WERE AUTOMATICALLY CONVERTED TO 520,762 CLASS A SHARES AND DURING THE PERIOD ENDED OCTOBER 31, 2001, 577,859 CLASS B SHARES REPRESENTING $17,872,300 WERE AUTOMATICALLY CONVERTED TO 554,323 CLASS A SHARES.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                         Six Months Ended
                                           April 30, 2002                                  Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS A SHARES                                 (Unaudited)          2001          2000           1999          1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               28.84         37.88         35.32          29.95          24.46         19.89

Investment Operations:

Investment income (loss)--net                     (.01)(a)        .10(a)        .10(a)         .09(a)           .09            .11

Net realized and unrealized
   gain (loss) on investments                         1.12      (9.14)         2.57           5.49             5.43           4.69

Total from Investment Operations                      1.11      (9.04)         2.67           5.58             5.52           4.80

Distributions:

Dividends from investment
   income--net                                          --         --            --          (.10)             (.02)         (.15)

Dividends from net realized
   gain on investments                                  --         --         (.11)          (.11)             (.01)         (.08)

Total Distributions                                     --         --         (.11)          (.21)             (.03)         (.23)

Net asset value, end of period                       29.95        28.84      37.88          35.32             29.95         24.46
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                3.85(c)       (23.86)      7.58          18.70             22.56         24.39
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .67(c)         1.15       1.16          1.18               1.20          1.19

Ratio of net investment income
   to average net assets                          (.02)(c)          .30        .25           .27                .51           .66

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           --        --            --                  --           .03

Portfolio Turnover Rate                             .63(c)         7.26       7.10          2.42               5.33          1.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     484,485       404,329    496,781      440,513            190,800       108,188

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           April 30, 2002                                     Year Ended October 31,
                                                                    ---------------------------------------------------------------

CLASS B SHARES                                 (Unaudited)          2001            2000            1999          1998         1997
-----------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               27.59         36.50           34.29           29.20         24.01        19.58

Investment Operations:

Investment (loss)                                 (.10)(a)      (.15)(a)        (.19)(a)        (.15)(a)          (.04)     (.04)(a)

Net realized and unrealized
   gain (loss) on investments                         1.06        (8.76)            2.51            5.35          5.24         4.60

Total from Investment Operations                       .96        (8.91)            2.32            5.20          5.20         4.56

Distributions:

Dividends from investment
   income--net                                          --          --                --              --            --        (.05)

Dividends from net realized
   gain on investments                                  --          --              (.11)          (.11)         (.01)        (.08)

Total Distributions                                     --          --              (.11)          (.11)         (.01)        (.13)

Net asset value, end of period                       28.55        27.59            36.50           34.29         29.20        24.01
-----------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                3.48(c)       (24.41)            6.76           17.87         21.66        23.47
-----------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                           1.00(c)          1.92            1.92           1.92          1.95         2.00

Ratio of investment (loss)
   to average net assets                          (.35)(c)         (.46)           (.51)           (.46)         (.24)        (.17)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --              --            --            --          .03

Portfolio Turnover Rate                             .63(c)          7.26            7.10          2.42          5.33         1.20
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     689,337       711,893       1,020,578       937,195       543,079      264,375

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                         Six Months Ended
                                           April 30, 2002                                     Year Ended October 31,
                                                                   -----------------------------------------------------------------

CLASS C SHARES                                 (Unaudited)          2001          2000           1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               27.36         36.19         33.99         28.95          23.80         19.51

Investment Operations:

Investment (loss)                                 (.10)(a)      (.13)(a)      (.18)(a)       (.14)(a)         (.01)      (.06)(a)

Net realized and unrealized
   gain (loss) on investments                         1.06        (8.70)          2.49          5.30           5.17          4.57

Total from Investment Operations                       .96        (8.83)          2.31          5.16           5.16          4.51

Distributions:

Dividends from investment
   income--net                                          --          --             --          (.01)            --           (.14)

Dividends from net realized
   gain on investments                                  --          --            (.11)        (.11)          (.01)         (.08)

Total Distributions                                     --          --            (.11)        (.12)          (.01)         (.22)

Net asset value, end of period                       28.32         27.36         36.19         33.99          28.95         23.80
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(B)                                3.51(c)       (24.40)          6.79         17.87          21.69         23.36
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .98(c)          1.89          1.90         1.90           1.91          1.99

Ratio of investment (loss)
   to average net assets                          (.33)(c)         (.42)         (.49)         (.44)         (.21)         (.24)

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --           --            --            --             --           .03

Portfolio Turnover Rate                             .63(c)          7.26          7.10          2.42           5.33          1.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     156,694       160,220       223,671       196,832         80,169        29,845

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) EXCLUSIVE OF SALES CHARGE.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


                                         Six Months Ended
                                           April 30, 2002                                    Year Ended October 31,
                                                                    ----------------------------------------------------------------

CLASS R SHARES                                 (Unaudited)          2001          2000          1999           1998          1997
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               28.88         37.81         35.14         29.77          24.30         19.74

Investment Operations:

Investment income--net                              .05(a)        .20(a)        .21(a)         .12(a)           .20           .22

Net realized and unrealized
   gain (loss) on investments                         1.11        (9.13)         2.57           5.52           5.35          4.60

Total from Investment Operations                      1.16        (8.93)         2.78           5.64           5.55          4.82

Distributions:

Dividends from investment
   income--net                                          --          --            --            (.16)          (.07)         (.18)

Dividends from net realized
   gain on investments                                  --          --           (.11)          (.11)          (.01)         (.08)

Total Distributions                                     --          --           (.11)          (.27)          (.08)         (.26)

Net asset value, end of period                       30.04        28.88         37.81          35.14          29.77         24.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                   4.05(b)       (23.62)         7.94          19.03          22.89         24.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                               .48(b)          .85           .86            .93            .93           .95

Ratio of net investment income
   to average net assets                            .17(b)          .61           .55            .35            .78           .87

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                              --            --           --            --             --            .04

Portfolio Turnover Rate                             .63(b)          7.26         7.10           2.42           5.33          1.20
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                       7,715         6,736        8,844          8,948          1,222           732

(A) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(B) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                           Six Months Ended
                                                             April 30, 2002                        Year Ended October 31,
                                                                                      --------------------------------------------

CLASS T SHARES                                                   (Unaudited)          2001             2000          1999(a)
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                                   28.63         37.70            35.30            33.49

Investment Operations:

Investment income (loss)--net                                       (.03)(b)        .02(b)          (.07)(b)         (.02)(b)

Net realized and unrealized gain
   (loss) on investments                                                1.11         (9.09)            2.58             1.83

Total from Investment Operations                                        1.08         (9.07)            2.51             1.81

Distributions:

Dividends from net realized gain
   on investments                                                         --            --             (.11)             --

Net asset value, end of period                                         29.71         28.63            37.70            35.30
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)(C)                                                  3.77(d)       (24.06)             7.26           5.29(d)
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                               .75(d)         1.42              1.52            .13(d)

Ratio of net investment income (loss)
   to average net assets                                            (.09)(d)          .05              (.20)          (.06)(d)

Portfolio Turnover Rate                                               .63(d)         7.26              7.10            2.42
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                                  3,914        2,886             2,550                1

(A) FROM SEPTEMBER 30, 1999 (COMMENCEMENT OF INITIAL OFFERING) TO OCTOBER 31, 1999.

(B) BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C) EXCLUSIVE OF SALES CHARGE.

(D) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Premier Worldwide Growth Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified open-end management investment company. The fund's investment objective is to provide investors with long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation ("Dreyfus") serves as the fund's investment adviser. Fayez Sarofim & Co. ("Sarofim") serves as the fund's sub-investment adviser. Dreyfus is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation.

Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares. The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class B, Class C, Class R and Class T. Class A and Class T shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase and Class R shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

On August 28, 2001 (the "Closing Date"), pursuant to an Agreement and Plan of Reorganization previously approved by the fund's Board of Directors, substantially all of the assets, subject to the liabilities, of Dreyfus Global Growth Fund, were transferred to the fund in exchange for shares of Common Stock of the fund's Class A shares in equal value. The fund's net asset value on the Closing Date was $31.35 per share, and a total of 1,236,410 shares, representing net assets of $38,761,458 (including $3,203,085 net unrealized depreciation on investments), were issued to Dreyfus Global Growth Fund's shareholders in the exchange. The exchange was a tax free event.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities (including options and financial futures) are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Securities for which there are no such valuations are valued at fair value as determined in good faith under the direction of the Board of Directors. Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

(B) FOREIGN CURRENCY TRANSACTIONS: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in exchange rates. Such gains and losses are included with net realized and unrealized gain or loss on investments.

(C) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis.

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, amortization of discount and premium on investments, is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(D) DIVIDENDS TO SHAREHOLDERS: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(E) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.

The fund has an unused capital loss carryover of approximately $39,197,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to October 31, 2001. The amount of this loss which can be utilized in subsequent years is subject to an annual limitation due to the fund's merger with Dreyfus Global Growth Fund. If not applied, $19,176,000 of the carryover expires in fiscal 2008 and $20,021,000 expires in fiscal 2009.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility") to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

The average daily amount of borrowings outstanding under the Facility during the period ended April 30, 2002, was approximately $118,200, with a related weighted average annualized interest rate of 2.26%.

NOTE 3--Investment Advisory Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(A) Pursuant to an Investment Advisory Agreement with Dreyfus, the investment advisory fee is computed at the annual rate of .75 of 1% of the value of the fund's average daily net assets and is payable monthly.

Pursuant to a Sub-Investment Advisory Agreement between Dreyfus and Sarofim, Dreyfus has agreed to pay Sarofim a monthly sub-investment advisory fee, computed at the following annual rates:

                                             ANNUAL FEE AS A PERCENTAGE OF
TOTAL NET ASSETS                               AVERAGE DAILY NET ASSETS

0 to $25 million. . . . . . . . . . . .                .11 of 1%

$25 million up to $75 million . . . . .                .18 of 1%

$75 million up to $200 million. . . . .                .22 of 1%

$200 million up to $300 million . . . .                .26 of 1%

In excess of $300 million . . . . . . .               .275 of 1%

The Distributor retained $1,184,139 during the period ended April 30, 2002 from commissions earned on sales of the fund's shares.

(B) Under a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the Act, Class B, Class C and Class T shares pay the Distributor for distributing their shares at the following annual rates of .75 of 1% of the value of the average daily net assets of Class B and Class C shares and .25 of 1% of the value of the average daily net assets of Class T shares. During the period ended April 30, 2002, Class B, Class C and Class T shares were charged $2,692,143, $610,346 and $4,066 respectively, pursuant to the Plan.


(C) Under the Shareholder Services Plan, Class A, Class B, Class C and Class T shares pay the Distributor, at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2002, Class A, Class B, Class C and Class T shares were charged $558,889, $897,381, $203,449 and $4,066, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended April 30, 2002, the fund was charged $607,559 pursuant to the transfer agency agreement.

(D) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

(E) During the period ended April 30, 2002, the fund incurred total brokerage commissions of $104,300 of which $4,369 was paid to Dreyfus Brokerage Services. Dreyfus Brokerage Services was a wholly-owned subsidiary of Mellon Financial Corporation until January 31, 2002.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended April 30, 2002, amounted to $8,235,424 and $60,849,813, respectively.

At April 30, 2002, accumulated net unrealized appreciation on investments was $99,430,014, consisting of $208,417,411 gross unrealized appreciation and $108,987,397 gross unrealized depreciation.

At April 30, 2002, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).


                    For More Information

                        Dreyfus Premier
                        Worldwide Growth Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                        Investment Adviser

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                        Sub-Investment Adviser

                        Fayez Sarofim & Co.
                        Two Houston Center
                        Suite 2907
                        Houston, TX 77010

                        Custodian

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                        Transfer Agent
                        & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                        Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call your financial
representative or
1-800-554-4611

BY MAIL  Write to:
The Dreyfus Premier
Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

(c) 2002 Dreyfus Service Corporation                                  070SA0402